Exhibit 99.1

1999 Bryan Street, Suite 1200
Dallas, Texas 75201
1.214.583.8500

Press Release

FOR IMMEDIATE RELEASE	May 8, 2018
Jacobs Engineering Group Inc. Reports Earnings for the Second Quarter of Fiscal 2018
DALLAS, TEXAS - Jacobs Engineering Group Inc. (NYSE:JEC) today announced its financial results for the second fiscal quarter ended March 30, 2018.
Highlights:

•	Q2 2018 net earnings of $48.6 M, or $0.34 per share, impacted by CH2M acquisition related charges and tax reform

•	Q2 2018 adjusted net earnings of $143.9 M up 51% year-over-year

•	Q2 2018 adjusted EPS of $1.00 per share up 28% year-over-year

•	Q2 2018 revenue of $3.9 B grew 16% on a pro forma basis year-over-year

•	Backlog of $26.5 B at end of Q2 2018; Jacobs and CH2M backlog increased 9% on a pro forma basis year-over-year

•	Continued strong gross margin performance of 19.7% for the quarter

•	On track to deliver on cost synergies with revenue synergy opportunities coming into focus

•	Gross debt down sequentially and plan to further decrease leverage

•	Successfully aligned to three global business segments to maintain focus on key end market growth opportunities
“We are executing well against our strategic priorities to maintain a winning culture, drive project excellence and grow profitably, which delivered double-digit increases in revenue and gross profit over last year,” said Jacobs Chairman and CEO Steve Demetriou. “We made significant progress integrating CH2M, creating a stronger combined company of more than 77,000 professionals inspired by a singular purpose - delivering advanced solutions for a more connected, sustainable world.”
Demetriou cited positive trends across Jacobs’ three lines of business, “Our Aerospace, Technology, Environmental and Nuclear line of business is making additional inroads into the government services market while maintaining solid profitability. Buildings, Infrastructure and Advanced Facilities continues to post strong growth and we are confident that our more cyclical Energy, Chemicals and Resources businesses are well positioned to benefit as markets recover.”
Kevin Berryman, Jacobs CFO, added, “We are demonstrating how strong execution continues to strengthen our bottom line. Revenue grew 16% over last year’s pro forma revenue for Jacobs and CH2M combined. We are tracking on plan to achieve the cost synergies from the CH2M acquisition and remain committed to achieving the run-rate of $150 million of net cost synergies by the end of fiscal 2019. From a cash flow standpoint, strong business performance mitigated the impact of the one-time costs associated with the acquisition and restructuring costs to deliver synergies, resulting in a decrease in our gross debt compared with Q1. We are confident in our ability to significantly reduce net debt in the second half of fiscal 2019.”
Berryman also cited higher earnings expectations for the year. “Given our strong performance in the first half of fiscal 2018, we are increasing our earnings outlook for fiscal 2018 to $4.00-$4.40 per share on an adjusted basis, up from our previous forecast of $3.85-$4.25.”1

1Reconciliation of the adjusted EPS outlook for the full fiscal year to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict with sufficient certainty all the components required to provide such reconciliation.

First Quarter Review

	Fiscal 2Q 2018	Fiscal 2Q 2017	Change
Revenue	$3.9 billion	$2.3 billion	$1.6 billion
GAAP Net Earnings	$49 million	$50 million	-$1 million
GAAP Earnings Per Diluted Share (EPS)	$0.34	$0.41	-$0.07
Adjusted Net Earnings	$144 million	$95 million	+$49 million
Adjusted EPS	$1.00	$0.78	$0.22

The company’s Q2 fiscal 2018 GAAP EPS and adjusted EPS include a $0.09 negative impact related to a legal matter.
The company’s Q2 fiscal 2017 adjusted EPS and GAAP EPS included a favorable net benefit of $0.05 related to a positive impact from the restructuring of the company’s Indian welfare trust program partly offset by certain legal settlements.
The company’s adjusted net earnings and adjusted EPS for the second quarter of fiscal 2018 and fiscal 2017 exclude the charges and costs set forth in the table below. For additional information regarding these adjustments and a reconciliation of adjusted net earnings and adjusted EPS to net earnings and EPS, respectively, refer to the section entitled “Non-GAAP Financial Measures” at the end of this release.

	Fiscal 2Q 2018	Fiscal 2Q 2017
After-tax restructuring and other charges	NA	$45 million ($0.37 per diluted share)
After-tax costs and other charges associated with restructuring activities implemented in connection with the CH2M acquisition	$51 million ($0.36 per diluted share)	NA
After-tax transaction costs incurred in connection with the closing of the CH2M acquisition	$3 million ($0.02 per diluted share)	NA
Charge resulting from the revaluation of certain deferred tax assets/liabilities in connection with U.S. tax reform	$41 million ($0.28 per diluted share)	NA
Adjusted Earnings (EPS)	$144 million ($1.00 per diluted share)	$95 million ($0.78 per diluted share)

Fiscal second quarter 2018 effective tax rate was 25.0% excluding the U.S. tax reform adjustment mentioned above.

Jacobs is hosting a conference call at 10:00 A.M. ET on Tuesday, May 8, 2018, which it is webcasting live at www.jacobs.com.

About Jacobs
Jacobs leads the global professional services sector delivering solutions for a more connected, sustainable world. With $15 billion in fiscal 2017 revenue when combined with full-year CH2M revenues and a talent force of more than 77,000, Jacobs provides a full spectrum of services including scientific, technical, professional and construction- and program-management for business, industrial, commercial, government and infrastructure sectors. For more information, visit www.jacobs.com, and connect with Jacobs on LinkedIn, Twitter, Facebook and Instagram.

Forward-Looking Statements
Certain statements contained in this press release constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Statements made in this press release that are not based on historical fact are forward-looking statements. Although such statements are based on management's current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements. For a description of some additional factors that may occur that could cause actual results to differ from our forward-looking statements see our Annual Report on Form 10-K for the year ended September 29, 2017, and in particular the discussions contained under Item 1 - Business; Item 1A - Risk Factors; Item 3 - Legal Proceedings; and Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, and our Quarterly Report on Form 10-Q for the quarter ended March 30, 2018, and in particular the discussions contained under Part I, Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 1 – Legal Proceedings; and Part II, Item 1A - Risk Factors, as well as the Company’s other filings with the Securities and Exchange Commission. The Company is not under any duty to update any of the forward-looking statements after the date of this press release to conform to actual results, except as required by applicable law.
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Financial Highlights:

Results of Operations (in thousands, except per-share data):

	For the Three Months Ended		For the Six Months Ended
	March 30, 2018	March 31, 2017	March 30, 2018	March 31, 2017
Revenues	$3,935,028	$2,302,567	$6,685,338	$4,854,171
Direct cost of contracts	(3,161,663)	(1,883,283)	(5,424,794)	(4,015,575)
Gross profit	773,365	419,284	1,260,544	838,596
Selling, general and administrative expenses	(627,079)	(351,111)	(1,066,615)	(681,795)
Operating Profit	146,286	68,173	193,929	156,801
Other Income (Expense):
Interest income	1,785	2,088	5,619	3,574
Interest expense	(19,228)	(3,755)	(26,319)	(7,273)
Miscellaneous income (expense), net	(6,676)	(6,015)	(9,146)	(6,731)
Total other (expense) income, net	(24,119)	(7,682)	(29,846)	(10,430)
Earnings Before Taxes	122,167	60,491	164,083	146,371
Income Tax Expense	(70,235)	(16,326)	(109,590)	(41,053)
Net Earnings of the Group	51,932	44,165	54,493	105,318
Net (Earnings) Loss Attributable to Noncontrolling Interests	(3,345)	5,853	(3,743)	5,236
Net Earnings Attributable to Jacobs	$48,587	$50,018	$50,750	$110,554
Net Earnings Per Share:
Basic	$0.34	$0.41	$0.38	$0.91
Diluted	$0.34	$0.41	$0.38	$0.91

Segment Information (in thousands):

	For the Three Months Ended		For the Six Months Ended
	March 30, 2018	March 31, 2017	March 30, 2018	March 31, 2017
Revenues from External Customers:
Aerospace, Technology, Environmental and Nuclear	$1,105,673	$602,043	$1,851,594	$1,205,228
Buildings, Infrastructure and Advanced Facilities	1,758,412	897,829	2,790,177	1,836,723
Energy, Chemicals and Resources	1,070,943	802,695	2,043,567	1,812,220
Total	$3,935,028	$2,302,567	$6,685,338	$4,854,171

	For the Three Months Ended		For the Six Months Ended
	March 30, 2018	March 31, 2017	March 30, 2018	March 31, 2017
Segment Operating Profit:
Aerospace, Technology, Environmental and Nuclear (1)	$61,338	$44,341	$127,669	$94,397
Buildings, Infrastructure and Advanced Facilities (2)	138,017	63,342	201,986	118,690
Energy, Chemicals and Resources	56,328	41,053	102,790	74,314
Total Segment Operating Profit	255,683	148,736	432,445	287,401
Other Corporate Expenses	(35,660)	(8,338)	(77,789)	(26,634)
Restructuring and Other Charges	(68,885)	(72,225)	(88,234)	(103,966)
CH2M Transaction Costs	(4,852)	—	(72,493)	—
Total U.S. GAAP Operating Profit	146,286	68,173	193,929	156,801
Total Other (Expense) Income, net (3)	(24,119)	(7,682)	(29,846)	(10,430)
Earnings Before Taxes	$122,167	$60,491	$164,083	$146,371

(1)	Includes $17.3 million in charges during the three and six month periods ended March 30, 2018 associated with a legal matter.

(2)	Excludes $22.6 million in restructuring and other charges for the three and six months ended March 31, 2017.

(3)	Includes amortization of deferred financing fees related to the CH2M acquisition of $466 thousand and $722 thousand for the three and six months ended March 30, 2018, respectively.

Other Operational Information (in thousands):

	Six Months Ended
	March 30, 2018	March 31, 2017
Depreciation (pre-tax)	$59,139	$34,479
Amortization of Intangibles (pre-tax)	$36,048	$23,213
Pass-Through Costs Included in Revenues	$1,309,050	$1,233,545
Capital Expenditures	$(44,845)	$(45,761)

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Balance Sheet (in thousands):

	March 30, 2018	September 29, 2017
ASSETS
Current Assets:
Cash and cash equivalents	$835,415	$774,151
Receivables	3,421,230	2,102,543
Prepaid expenses and other	200,626	119,486
Total current assets	4,457,271	2,996,180
Property, Equipment and Improvements, net	504,412	349,911
Other Noncurrent Assets:
Goodwill	5,916,827	3,009,826
Intangibles, net	745,947	332,920
Miscellaneous	977,409	692,022
Total other noncurrent assets	7,640,183	4,034,768
	$12,601,866	$7,380,859
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Notes payable	$5,559	$3,071
Accounts payable	964,280	683,605
Accrued liabilities	1,431,032	939,687
Billings in excess of costs	582,362	299,864
Total current liabilities	2,983,233	1,926,227
Long-term Debt	2,511,800	235,000
Other Deferred Liabilities	1,081,357	732,281
Commitments and Contingencies
Stockholders’ Equity:
Capital stock:
Preferred stock, $1 par value, authorized - 1,000,000 shares; issued and outstanding - none	—	—
Common stock, $1 par value, authorized - 240,000,000 shares; issued and outstanding—141,714,841 shares and 120,385,544 shares as of March 30, 2018 and September 29, 2017, respectively	141,715	120,386
Additional paid-in capital	2,656,265	1,239,782
Retained earnings	3,755,651	3,721,698
Accumulated other comprehensive loss	(617,064)	(653,514)
Total Jacobs stockholders’ equity	5,936,567	4,428,352
Noncontrolling interests	88,909	58,999
Total Group stockholders’ equity	6,025,476	4,487,351
	$12,601,866	$7,380,859

Backlog (in millions):

	March 30, 2018	March 31, 2017
Aerospace, Technology, Environmental and Nuclear	$8,772	$5,576
Buildings, Infrastructure and Advanced Facilities	10,861	6,479
Energy, Chemicals and Resources	6,907	6,402
Total	$26,540	$18,457

Pro Forma Figures
In this press release, comparisons of current quarter results to the historical results of Jacobs and CH2M on a pro forma basis for fiscal year 2017 were calculated by using revenue and backlog of the combined Jacobs and CH2M entities as if the acquisition of CH2M had occurred prior to the historical period, as adjusted for (i) the deconsolidation of CH2M’s investment in Chalk River as if deconsolidated on October 1, 2016 and (ii) the exclusion of the revenue and operating results associated with CH2M’s MOPAC project.  We believe this information helps provide additional insight into the underlying trends of our business when comparing current performance against prior periods.  Readers should consider this information together with a comparison to Jacobs’ historical financial results as reported in Jacobs’ filings with the SEC, which reflect Jacobs-only performance for periods prior to the closing of the CH2M acquisition on December 15, 2017, and CH2M’s historical financial results as reported in CH2M’s filings with the SEC.

Non-GAAP Financial Measures:
In this press release, the Company has included certain non-GAAP financial measures as defined in Regulation G promulgated under the Securities Exchange Act of 1934, as amended. The non-GAAP financial measures included in this press release are adjusted net earnings and adjusted EPS.

Adjusted net earnings and adjusted EPS are non-GAAP financial measures that are calculated by excluding (i) the after-tax costs related to the 2015 restructuring activities, which included involuntary terminations, the abandonment of certain leased offices, combining operational organizations and the co-location of employees into other existing offices; and charges associated with our Europe, U.K. and Middle East region, which included write-offs on contract accounts receivable and charges for statutory redundancy and severance costs (collectively, the “2015 Restructuring and other items”); (ii) after-tax costs and other charges associated with restructuring activities implemented in connection with the CH2M acquisition, which include involuntary terminations, costs associated with co-locating Jacobs and CH2M offices, costs and expenses of the Integration Management Office, including professional services and personnel costs, and similar costs and expenses (collectively referred to as the “CH2M Restructuring and other charges”); (iii) transaction costs and other charges incurred in connection with closing of the CH2M acquisition, including advisor fees, change in control payments, costs and expenses relating to the registration and listing of Jacobs stock issued in connection with the acquisition, and similar transaction costs and expenses (collectively referred to as “CH2M transaction costs”) and (iv) charges resulting from the revaluation of certain deferred tax assets/liabilities in connection with U.S. tax reform. We believe that adjusted net earnings and adjusted EPS are useful to management, investors and other users of our financial information in evaluating the Company’s operating results and understanding the Company’s operating trends by excluding the effects of the items described above, which can obscure underlying trends. Additionally, management uses adjusted net earnings and adjusted EPS in its own evaluation of the Company’s performance, particularly when comparing performance to past periods, and believes these measures are useful for investors because they facilitate a comparison of our financial results from period to period.

The Company provides non-GAAP measures to supplement U.S. GAAP measures, as they provide additional insight into the Company’s financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, U.S. GAAP measures. In addition, other companies may define non-GAAP measures differently, which limits the ability of investors to compare non-GAAP measures of the Company to those used by our peer companies.

The following tables reconcile the components and values of U.S. GAAP net earnings and EPS to the corresponding "adjusted" amounts. For the comparable periods presented below, such adjustments consist of amounts incurred in connection with the items described above. Amounts are shown in thousands, except for per-share data:

U.S. GAAP Reconciliation for the second quarter of fiscal 2018 and 2017

	Three Months Ended
	March 30, 2018
	U.S. GAAP	Effects of Restructuring and Other Charges	Effects of CH2M Transaction Costs	Other Adjustments	Adjusted
Revenue	$3,935,028	$—	$—	$—	$3,935,028
Direct cost of contracts	(3,161,663)	—	—	—	(3,161,663)
Gross profit	773,365	—	—	—	773,365
Selling, general and administrative expenses	(627,079)	68,885	4,851	—	(553,343)
Operating Profit	146,286	68,885	4,851	—	220,022
Total other (expense) income, net	(24,119)	466	—	—	(23,653)
Earnings before taxes	122,167	69,351	4,851	—	196,369
Income Tax (Expense) Benefit	(70,235)	(18,148)	(1,344)	40,643	(49,084)
Net earnings of the Group	51,932	51,203	3,507	40,643	147,285
Net earnings attributable to non-controlling interests	(3,345)	—	—	—	(3,345)
Net earnings attributable to Jacobs	$48,587	$51,203	$3,507	$40,643	$143,940
Diluted earnings per share	$0.34	$0.36	$0.02	$0.28	$1.00

	Three Months Ended
	March 31, 2017
	U.S. GAAP	Effects of Restructuring and Other Charges	Adjusted
Revenue	$2,302,567	$16,529	$2,319,096
Direct cost of contracts	(1,883,283)	4,663	(1,878,620)
Gross profit	419,284	21,192	440,476
Selling, general and administrative expenses	(351,111)	51,033	(300,078)
Operating Profit	68,173	72,225	140,398
Total other expense, net	(7,682)	1,233	(6,449)
Earnings before taxes	60,491	73,458	133,949
Income tax expense	(16,326)	(23,587)	(39,913)
Net earnings of the Group	44,165	49,871	94,036
Net earnings attributable to non-controlling interests	5,853	(4,663)	1,190
Net earnings attributable to Jacobs	$50,018	$45,208	$95,226
Diluted earnings per share	$0.41	$0.37	$0.78

Earnings Per Share:

	Three Months Ended		Six Months Ended
	March 30, 2018	March 31, 2017	March 30, 2018	March 31, 2017
Numerator for Basic and Diluted EPS:
Net income	$48,587	$50,018	$50,750	$110,554
Net income allocated to participating securities	(254)	(594)	(269)	(1,389)
Net income allocated to common stock for EPS calculation	$48,333	$49,424	$50,481	$109,165

Denominator for Basic and Diluted EPS:
Weighted average basic shares	142,531	120,919	133,770	120,935

Shares allocated to participating securities	(746)	(1,435)	(816)	(1,519)
Shares used for calculating basic EPS attributable to common stock	141,785	119,484	132,954	119,416

Effect of dilutive securities:
Stock compensation plans	1,048	795	1,035	866
Shares used for calculating diluted EPS attributable to common stock	142,833	120,279	133,989	120,282

Basic EPS	$0.34	$0.41	$0.38	$0.91
Diluted EPS	$0.34	$0.41	$0.38	$0.91

For additional information contact:

Investors:
Jonathan Doros, 214-583-8596
jonathan.doros@jacobs.com

Media:
Lorrie Paul Crum, 303-525-2916
lorrie.crum@jacobs.com

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